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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement (Amendment No.2) on Form S-1 (No. 333-12073) of our report dated September 10, 1996 relating to the balance sheet of Nu Skin Asia Pacific, Inc., which appears in such Prospectus.


/s/ Price Waterhouse LLP

Price Waterhouse LLP
Salt Lake City, Utah

October 23, 1996